UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2007

Neose Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27718	13-3549286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Rock Road, Horsham, Pennsylvania		19044
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-315-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2007, Neose Technologies, Inc. (the "Company") entered into two Research, Development and License Agreements (the "Revised Agreements") with Novo Nordisk A/S ("Novo"). The Revised Agreements supersede the Research, Development and License Agreement by and between the Company and Novo dated November 17, 2003 (the "Original Agreement"). The Revised Agreements will be filed as exhibits to the Company’s annual report on Form 10-K for the year ended December 31, 2007, with portions omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to a request for confidential treatment.

The Revised Agreements incorporate the four prior amendments to the Original Agreement entered into by the Company and Novo on December 18, 2003, October 12, 2004, February 16, 2005 and February 21, 2006, respectively, and further amend the terms of the Original Agreement to clarify certain complex issues surrounding intellectual property. Under the Revised Agreements, the Company and Novo will continue to conduct work on next-generation versions of coagulation Factors VIII and IX (the "Products") for which Novo will fund the Company’s research and development activities and potentially pay the Company development milestones. The Revised Agreements separate the rights and obligations of the parties under the Original Agreement with respect to each Product into the two separate Revised Agreements. In addition, under each Revised Agreement, the Company has granted to Novo a license to use the Company’s technology in the respective Product (each, a "License") and the Company may receive significant royalties on the sales of such Product. Each License continues until the expiration of the last Company patent covering the respective Product, or until the earlier termination of the applicable Revised Agreement. Novo has the right to terminate either Revised Agreement without cause.

The Company does not have any material relationship with Novo or its affiliates other than in respect of the Revised Agreements and a separate Amended and Restated Research, Development and License Agreement by and among the Company, Novo and Novo Nordisk Health Care AG dated October 31, 2006 under which the Company is conducting work on a next-generation version of coagulation Factor VIIa.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Current Report on Form 8-K regarding the Company’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statement, see the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and discussions of potential risks and uncertainties in the Company’s subsequent filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neose Technologies, Inc.

November 8, 2007	By:	A Brian Davis

Name: A Brian Davis
Title: Senior Vice President and Chief Financial Officer